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                                                                   EXHIBIT 10(f)

                                 AMENDMENT TO
                 AGREEMENT ENTERED INTO ON ________________
             BETWEEN STERLING SOFTWARE, INC. AND ________________

     THIS AMENDMENT, made and entered into as of this 7th day of July, 1995, between Sterling Software, Inc., a Delaware corporation (the "Company"), and _________________ (hereinafter referred to as "Executive").

                             W I T N E S S E T H :

     WHEREAS, the Company and Executive have entered into that certain agreement dated as of __________________ (the "Agreement"), relating to certain change of control situations; and

     WHEREAS, the Company and Executive are desirous of amending the Agreement to clarify any ambiguities regarding change of control situations therein.

     NOW, THEREFORE, for and in consideration of the promises, covenants, and conditions contained herein, the parties agree as follows:

     1. Section 2 of the Agreement is hereby amended in its entirety to read as follows:

         2.  Employment. The Company hereby agrees to employ Executive, and
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             Executive hereby agrees to remain in the employ of the Company, for the period commencing on the Change of Control Date and ending on the termination of Executive's employment pursuant to Section 8 hereof (the "Employment Period"), to exercise such authority and perform such executive duties as are commensurate with the authority being exercised and duties being performed by Executive immediately prior to the Change of Control Date, which services shall be performed at the location where Executive was employed immediately prior to the Change of Control Date.

     2. There being no further additions, deletions, modifications, or amendments thereto, the Agreement shall otherwise remain in full force and effect as originally written.
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     EXECUTED as of the day and year first above written.

                                        STERLING SOFTWARE, INC.



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                                   BY:  ________________________________________
                                   ITS: ________________________________________



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                                        ________________________________________
                                        Executive